                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported)      October 15, 2004
                                                 ----------------------

                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        0-26534                 13-3671221
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)

     4 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
                                                     -----------------------

                               Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Section 5-Corporate Governance and Management.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On October 15, 2004, the Board of Directors of the Company increased the size of the Board of Directors from 7 to 8 and elected Mario Sznol to a director to fill the vacancy. His term will expire at the Company's 2005 Annual
Meeting of Stockholders. The Board of Directors of the Company has not
determined to which committees of the Board, if any, Dr. Sznol will be named.
Effective as of October 15, 2004, Dr. Sznol resigned his position as Vice
President, Clinical Affairs of the Company to join Yale University.

                                       2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.

Date: October 15, 2004              By:   /s/ Howard B. Johnson
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                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer